Annual Report

Financial Services Fund

December 31, 2000

T. Rowe Price


Report Highlights

Financial Services Fund

o Financial stocks surged in a generally dismal year for stocks, allowing your fund to post an impressive gain.

o Fund results far surpassed the S&P 500 Stock Index for both the six months and year, but six-month results lagged the peer group. For the year, the fund beat the peer group by a wide margin.

o    Almost every financial group helped our positive performance.

o We are optimistic about the prospects for financial stocks, which usually perform best in the moderate-growth, low-inflation environment we envision in 2001.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Stocks continued to weaken in the second half of the year, particularly the so-called New Economy stocks, which saw their market valuations decline dramatically. The tech-heavy Nasdaq Composite fell nearly 40% in 2000, its worst calendar year performance ever. However, a few sectors, including financials, REITs, and health care, provided good returns during this period of market turbulence. As a result, your fund posted outstanding results, handily outperforming the broader market indices.

     Performance Comparison
     ---------------------------------------------------------------------------

     Periods Ended 12/31/00                      6 Months        12 Months
     ---------------------------------------------------------------------------

     Financial Services Fund                       27.65%           36.76%

     S&P 500 Stock Index                           -8.72            -9.11

     Lipper Financial Services
     Funds Average                                 29.29            26.56


     Financial stocks sparkled in the past six months, particularly mortgage agencies Fannie Mae and Freddie Mac, regional banks, thrifts, and credit card companies. In addition, insurance stocks had a terrific half year with many life, property and casualty, and mortgage insurance companies posting gains of 30% or more. The Financial Services Fund outpaced the unmanaged S&P 500 Stock Index by a wide margin for both the 6- and 12-month periods ended December 31, 2000. For the year, your fund also beat the Lipper peer group by over 10%, although the fund lost a bit of ground in the second half to the Lipper average.

MARKET ENVIRONMENT

     In previous reports, we have highlighted a few of the issues facing the financial services industry, including the positive pricing trend in some commercial property and casualty insurance sectors, the rising interest rate environment, the threat posed to traditional financial services companies by the Internet, and industry consolidation. Some of these issues have become clearer over the past year.

     The price momentum in property and casualty insurance is more than a false start, but at year-end insurance executives still seemed unsure how long the trend will continue. Nevertheless, some continued optimism is probably warranted. Many companies remain under-reserved and cannot afford to continue pricing new business at inadequate returns. Even in such personal insurance lines as auto, companies are raising prices for the first time in two years.

     Lower Interest Rates Ease Concerns

     Our previous concern over rising interest rates, which put pressure on revenue growth, particularly at banks, is less problematic today. The
     Federal Reserve did not raise rates during the final six months of 2000; then early in January 2001, it lowered rates for the first time since late 1998. As a result, the net interest margin (the spread a bank earns between its borrowing costs and lending rates) appears to have bottomed. Unfortunately, banks still have some credit challenges to tackle in 2001. Nonperforming assets in the industry as a whole are up, which means that rising credit costs are likely to slow bank earnings, and some will have to add to their reserves at a faster pace than in 1999 and early 2000. We have already seen many companies take special charges to bulk up on reserves. Fortunately for some more diversified banks, strong fee growth should offset these negative trends.

     Internet  Sell-Off Aids Traditional  Financials

     The bursting Internet stock bubble has reduced the threat to many banks and brokerage companies. Internet financial services companies were causing intense pricing pressure on certain commodity items such as home loans, credit cards, insurance, and stock trades, and while traditional lenders are not yet declaring victory, they now have more time to develop their own strategies or acquire Internet companies cheaply. Many new entrants have already failed (Mortgage.Com, for example) or are having difficulties (E-loan, Lending Tree, and InsWeb).

     Consolidations Were Slow

     As mentioned in our last report, consolidation among financial services remains lighter than expected. While there have been a few acquisitions this year in the insurance sector, the more significant activity involved companies taken over by their supermajority shareholders, such as Citigroup/Travelers, AXA/AXA Financial, and Hartford Financial Services Group/Hartford Life.


YEAR-END DISTRIBUTIONS

     On December 12, 2000, the fund's Board of Directors declared an income dividend of $0.09 per share, a short-term capital gain of $0.21 per share, and a long-term capital gain of $0.34 per share, payable to shareholders of record on that date. You should have already received your check or statement reflecting these distributions as well as our Form 1099-DIV reporting them for tax purposes for taxable accounts.

PORTFOLIO REVIEW

     Portfolio winners came from several financial sectors in the second half of 2000. The top two contributors were Freddie Mac (up 70% from June to year-end) and Fannie Mae (up 66%). We have argued for some time that their valuations were quite compelling, and they rallied as some of the political uncertainties surrounding their privileged status were resolved. These stocks also benefited from falling intermediate- and long-term interest rates, which boost the housing market. Bermuda-based insurers and reinsurers ACE Limited and XL Capital also performed strongly. These stocks, along with Hartford Financial Services Group, did well on the news that property and casualty insurance rates were rising, the first such increases in over a decade. Mellon Financial, Citigroup, and Wells Fargo posted solid results in a difficult year for many banks, and we expect these companies to benefit from the Federal Reserve's recent policy change to lower rates. Finally, we saw very strong performance from Providian Financial, and we aggressively added to our holdings of this stock during the year as its valuation became very compelling relative to other credit card companies.

     Takeovers Contributed to Fund Returns

     The fund benefited from four takeovers, most at solid premiums to our purchase prices-J.P. Morgan; Donaldson, Lufkin & Jenrette (DLJ); AXA Financial; and Associates First Capital. With J.P. Morgan and Associates First Capital, we already owned their acquirers (Chase Manhattan and Citigroup, respectively), so, in effect, we still own the acquired companies. However, in the case of AXA Financial, we decided to sell the acquiring company's stock until we further study the new parent. With DLJ we received all cash.

     A Few Holdings Disappointed

     Our disappointments were relatively modest. Stilwell Financial cost us the most, but almost all of the loss was offset by our gain in Kansas City Southern Industries. Stilwell is the parent of the Janus and Berger mutual funds and was spun off from Kansas City Southern Industries last summer. GE suffered on investor concerns over the proposed acquisition of Honeywell International, but given GE Financial's leadership in many financial subsectors throughout the world, we continue to hold our position. GE Capital accounts for over 40% of GE's earnings and remains one of its most consistent divisions. Chase Manhattan also slipped during the second half of the year, as the market appeared skeptical of the price it paid for J.P. Morgan. In addition, results from Chase Capital Partners slowed dramatically along with the Nasdaq, making it more difficult for the company to meet earnings expectations. Given Chase's low valuation, we essentially kept all of our Chase stock (now called J.P. Morgan Chase). Finally, the weak equity markets in the second half of 2000 hurt Charles Schwab.

STRATEGY

     Our strategy was unchanged. We focus on banks and companies with an established position in capital markets, processing, trust, or asset management businesses. At the same time, we will consider traditional regional banks or thrifts when the valuations are compelling. In specialty finance, we are highly selective, investing only with managements we like and businesses we understand and think have real value. Specifically, we feel a company's balance sheet must be pristine and that gains from securitization, or the process of selling pools of loans to fixed-income investors, must be kept to a minimum.

     We maintain our core holdings as long as their fundamentals are strong and valuations reasonable. We tend to eliminate positions whenever our rationale for investing no longer appears to be valid. However, if a stock we like sells off for no apparent reason, in many cases we will add to the position. We selectively sell or trim our winners when valuations exceed our price targets with no sustainable catalysts. Finally, we try to invest in stocks that are reasonably liquid so that, if we change our mind about a company, it is not too difficult to sell the position.

     We Purchased High-Quality Companies and Added to Core Holdings

     We made five major new additions to the fund in the second half as we lost a few companies through acquisitions. Our largest purchase was Franklin Resources, an asset manager known for its value and international investing styles. Fund performance at Franklin improved greatly in 2000, and we think this will lead to better cash flows for the company. It helps that the stock trades at a discount to other asset managers. We also bought Golden West Financial and Washington Mutual, two thrifts whose valuations at the time of purchase were compelling relative to other financials. We also established a position in Fifth Third Bancorp, a high-quality bank with good revenue growth and better-than-average credit-quality statistics. Our final new addition was AXA Financial, a diversified financial services company that at the time of purchase was trading below its peer group and the intrinsic value of it parts. This discount was due in part to the company's foreign majority ownership. However, at the end of the year, the company's public minority position was surprisingly bought out by its majority French parent at a reasonable premium. During the quarter we also added opportunistically to some of our core positions such as Providian Financial (credit cards), Goldman Sachs Group (investment banking), American International Group (insurance), and Berkshire Hathaway (a conglomerate with a large property and casualty insurance business).

     Sector Diversification
     ---------------------------------------------------------------------------

     Financial Services                                       34
     Bank & Trust                                             26
     Insurance                                                24
     Conglomerates                                             3
     Electrical Equipment                                      1
     Building & Real Estate                                    1
     Computer Service & Software                               1
     Reserves                                                 10

     Our sales were modest relative to purchases as fund flows were positive for much of the second half. Two of our largest sales (Donaldson, Lufkin & Jenrette and AXA Financial) were companies that were bought out shortly after purchase. We also trimmed a few stocks on valuation as their shares appreciated, including State Street, Mellon Financial, Fannie Mae, and Bank of New York. We eliminated FirStar and Charles Schwab. In the case of Schwab, which we acquired when it purchased U.S. Trust, we are still intrigued by the business model but became concerned over slowing growth that could hurt the company's above-average multiple. As for FirStar, we were worried that the company could continue to have trouble integrating merger partners-this time with U.S. Bancorp. We trimmed Stilwell Financial because it could experience an earnings slowdown due to a large decline in assets under management associated with Nasdaq's steep drop. Finally, we sold some of our position in Bank of America on credit-quality concerns-which materialized, but to date have not harmed the stock's valuation much.

OUTLOOK

     After a horrific year for many well-known stocks, particularly in technology, the market has returned to more reasonable valuations, and we continue to see more rational behavior by investors, especially at the retail level. The nonsense of companies with no earnings leading performance appears to be behind us. Instead, investors have begun to focus on earnings, cash flow, balance sheets, and experienced management teams. Now the markets must deal with the possibility that the U.S. economy could be heading into a recession.

     While recession cannot be dismissed out of hand, the Federal Reserve has shown its willingness to provide liquidity, as evidenced by its surprise half-point cut in the discount and federal funds rates in early January. Historically, equity markets (financials in particular) have responded well to lower rates. However, as noted in many of our letters, we believe in looking beyond current Fed policy and focusing instead on investing in the best companies in the various financial services sectors. While our outlook remains cautious, the prospects for many financial stocks and your fund are still favorable for several reasons:

     o Earnings growth is still strong at many high-quality financial companies, and their stock valuations remain attractive on an absolute and relative basis.

     o Demographic trends indicate that financial services will be a growing and vibrant sector of the global economy, particularly in the retirement area.

     o Many holdings generate significant free cash flow, which can be used to repurchase stock or make acquisitions that can enhance performance over time.

     Despite the strong move in financials in 2000, valuations for much of the group remain reasonable relative to the broader market, allowing us to find new investments or add to our favorites. We are confident that we can continue to enhance returns and reduce risk over time by investing in strong, well-managed financial services companies with attractive share prices. We appreciate your continued confidence and support.

     Respectfully submitted,

     Anna M. Dopkin
     Chairman of the fund's Investment Advisory Committee

     January 20, 2001

--------------------------------------------------------------------------------
Change in Management

Effective December 31, 2000, Anna M. Dopkin, CFA, became chairman of the fund's Investment Advisory Committee and assumed day-to-day responsibility for managing the fund. She is a vice president of T. Rowe Price Associates and has been a member of the fund's Investment Advisory Committee since its inception in 1996. Before joining the firm, she worked at Goldman Sachs for six and a half years in the Mortgage Securities Department in New York and London. She graduated magna cum laude from the Wharton School of the University of Pennsylvania. She succeeds Larry J. Puglia, who remains president of the fund and a member of the Investment Advisory Committee.

This supplements the Financial Services Fund prospectus dated May 1, 2000.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                           Percent of
                                                           Net Assets
                                                             12/31/00
     -----------------------------------------------------------------

     Citigroup                                                    5.7%

     Freddie Mac                                                  5.4

     American International Group                                 3.8

     Marsh & McLennan                                             3.8

     Goldman Sachs Group                                          3.7

     Providian Financial                                          3.6
     -----------------------------------------------------------------

     Hartford Financial Services Group                            3.5

     XL Capital                                                   3.5

     Golden West Financial                                        3.2

     Morgan Stanley Dean Witter                                   3.2

     -----------------------------------------------------------------

     Bank of New York                                             3.0

     Mellon Financial                                             2.9

     Berkshire Hathaway                                           2.9

     Wells Fargo                                                  2.8

     Franklin Resources                                           2.7
     -----------------------------------------------------------------

     Fifth Third Bancorp                                          2.7

     Chase Manhattan                                              2.5

     Washington Mutual                                            2.5

     Fannie Mae                                                   2.4

     PMI Group                                                    2.4
     -----------------------------------------------------------------

     J.P. Morgan                                                  2.3

     ACE Limited                                                  2.3

     State Street                                                 2.1

     Radian Group                                                 2.1

     Waddell & Reed Financial                                     1.9
     -----------------------------------------------------------------

     Total                                                       76.9%

     Note: Table excludes reserves.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

     CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

     6 Months Ended 12/31/00

     Ten Best Contributors
     ---------------------------------------------------------------------------

     Freddie Mac                                                   49(cents)

     Fannie Mae                                                    35

     XL Capital                                                    28

     Mellon Financial                                              24

     ACE Limited                                                   22

     Citigroup                                                     21

     Wells Fargo                                                   19

     Providian Financial                                           17

     Hartford Financial Services Group                             16

     Bank of New York                                              16

     Total                                                        247(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     Stilwell Financial*                                           -8(cents)

     GE                                                             4

     Chase Manhattan                                                3

     Charles Schwab**                                               3

     FirStar**                                                      2

     Guaranty Financial**                                           2

     Wit Soundview Group**                                          1

     E*TRADE Group**                                                1

     NextCard**                                                     1

     Morgan Stanley Dean Witter                                     1

     Total                                                        -26(cents)


     12 Months Ended 12/31/00

     Ten Best Contributors
     ---------------------------------------------------------------------------

     ACE Limited                                                   43(cents)

     Freddie Mac                                                   38

     State Street                                                  36

     Waddell & Reed Financial                                      33

     Bank of New York                                              32

     Citigroup                                                     30

     Mellon Financial                                              30

     U.S. Trust***                                                 28

     Fannie Mae                                                    27

     Hartford Financial Services Group                             27

     Total                                                        324(cents)


     Ten Worst Contributors
     ---------------------------------------------------------------------------

     UNUMProvident**                                              -14(cents)

     First Tennessee National**                                    10

     American General                                              10

     Bank of America                                                9

     E. W. Blanch**                                                 8

     Stilwell Financial*                                            8

     Chase Manhattan                                                8

     E*TRADE Group**                                                8

     NextCard**                                                     7

     Protective Life**                                              6

     Total                                                        -88(cents)

     *    Position added
     **   Position eliminated
     ***  Acquired by another company


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Financial Services Fund
     ---------------------------------------------------------------------------

                                                                Financial
                                                 S&P 500         Services
                                                   Index             Fund

     09/30/1996                                   10,000           10,000
     12/31/1996                                   10,833           11,340
     12/31/1997                                   14,448           16,039
     12/31/1998                                   18,575           17,891
     12/31/1999                                   22,485           18,196
     12/31/2000                                   20,437           24,884


Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                         Since     Inception
Periods Ended 12/31/00        1 Year     3 Years     Inception          Date
--------------------------------------------------------------------------------

Financial Services Fund       36.76%      15.77%        23.92%       9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. The accompanying notes are an integral part of these financial statements.


T. Rowe Price Services Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                            Year                                         9/30/96
                           Ended                                         Through
                        12/31/00    12/31/99    12/31/98    12/31/97    12/31/96

NET ASSET VALUE

Beginning
  of period         $   16.12   $   16.82   $   15.56   $   11.31   $   10.00

Investment activities
  Net investment
  income (loss)          0.10        0.10        0.16        0.10*       0.04*
  Net realized and
  unrealized
  gain (loss)            5.80        0.15        1.60        4.58        1.30

  Total from
  investment
  activities             5.90        0.25        1.76        4.68        1.34

Distributions
  Net investment
  income                (0.09)      (0.10)      (0.16)      (0.10)      (0.03)
  Net realized gain     (0.55)      (0.85)      (0.34)      (0.33)       --

  Total distribution    (0.64)      (0.95)      (0.50)      (0.43)      (0.03)

NET ASSET VALUE

End of period       $   21.38   $   16.12   $   16.82   $   15.56   $   11.31

Ratios/Supplemental Data

Total
  return(diamond)       36.76%       1.70%      11.55%      41.44%*     13.40%*

Ratio of total expenses
to average
net assets               1.00%       1.14%       1.19%       1.25%*      1.25%*!

Ratio of net investment
income (loss) to average
net assets               0.69%       0.50%       0.94%       1.15%*      1.71%*!

Portfolio turnover
rate                     32.5%       37.1%       46.8%       46.0%        5.6%!

Net assets,
end of period
(in thousands)      $ 337,041   $ 159,031   $ 224,277   $ 177,335   $  30,047

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
        * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/98.
        ! Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund

--------------------------------------------------------------------------------
                                                             December 31, 2000

Statement of Net Assets                                  Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

Common Stocks  90.4%

FINANCIAL  81.3%

Bank and Trust  24.4%

Bank of America                                          15,000   $        688

Bank of New York                                        186,000         10,265

Bank One                                                 20,000            733

Chase Manhattan                                         187,500          8,520

Fifth Third Bancorp                                     151,000          9,027

Golden West Financial                                   158,900         10,726

J. P. Morgan                                             46,600          7,712

Mellon Financial                                        202,000          9,936

State Street                                             56,400          7,005

Washington Mutual                                       158,300          8,400

Wells Fargo                                             168,000          9,355

                                                                        82,367

Insurance  23.0%

ACE Limited                                             181,000          7,681

American General                                          6,000            489

American International Group                            130,600         12,872

Hartford Financial Services Group                       168,300         11,886

Marsh & McLennan                                        108,700         12,718

PMI Group                                               119,000          8,055

Progressive                                              48,500          5,026

Radian Group                                             93,000          6,981

XL Capital (Class A)                                    135,200         11,813

                                                                        77,521

Financial Services  33.9%

American Capital Strategies                              50,000          1,270

American Express                                         39,000          2,143

Capital One Financial                                    15,000            987

Citigroup                                               376,008         19,200

Fannie Mae                                               94,000          8,154

Federated Investors (Class B)                           177,950          5,183

Franklin Resources                                      243,000          9,258

Freddie Mac                                             262,200         18,059

Goldman Sachs Group                                     115,700         12,373

Heller Financial                                        124,000          3,805

Investors Financial Services                             14,000          1,204

MBNA                                                     20,000   $        739

Merrill Lynch                                            15,000          1,023

Morgan Stanley Dean Witter                              135,000         10,699

Providian Financial                                     213,900         12,299

Stilwell Financial                                       36,500          1,439

Waddell & Reed Financial (Class A)                       98,114          3,692

Waddell & Reed Financial (Class B)                       71,094          2,666

                                                                       114,193

Total Financial                                                        274,081


CAPITAL EQUIPMENT  1.4%

Electrical Equipment  1.4%

GE                                                      100,000          4,794

Total Capital Equipment                                                  4,794


BUSINESS SERVICES AND
TRANSPORTATION  0.3%

Computer Service and Software  0.3%

Intuit *                                                 26,500          1,044

Total Business Services and Transportation                               1,044


MISCELLANEOUS  7.4%

Conglomerates  2.9%

Berkshire Hathaway (Class A) *                              136          9,656

                                                                         9,656

Miscellaneous 4.5%

W. P. Stewart & Company *                                35,000            910

Other Miscellaneous Common Stocks                                       14,058

                                                                        14,968

Total Miscellaneous                                                     24,624

Total Common Stocks (Cost $229,634)                                    304,543

Short-Term Investments  11.5%

Money Market Funds  11.5%

Reserve Investment Fund, 6.69% #                     38,897,267         38,897

Total Short-Term Investments (Cost $38,897)                             38,897

Total Investments in Securities

101.9% of Net Assets (Cost $268,531)                              $    343,440

Other Assets Less Liabilities                                           (6,399)

NET ASSETS                                                        $    337,041
                                                                  ------------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $         53

Accumulated net realized gain/loss
- net of distributions                                                  11,406

Net unrealized gain (loss)                                              74,909

Paid-in-capital applicable to 15,767,871
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares authorized                           250,673

NET ASSETS                                                        $    337,041
                                                                  ------------

NET ASSET VALUE PER SHARE                                         $      21.38
                                                                  ------------

#  Seven-day yield
*  Non-income producing



T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/00

Investment Income (Loss)

Income
  Dividend                                            $    2,529
  Interest                                                 1,013

  Total income                                             3,542

Expenses
  Investment management                                    1,388
  Shareholder servicing                                      500
  Custody and accounting                                     102
  Registration                                                41
  Prospectus and shareholder reports                          40
  Legal and audit                                             15
  Directors                                                    7
  Miscellaneous                                                5

  Total expenses                                           2,098

Net investment income (loss)                               1,444

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                    16,405

Change in net unrealized  gain or
loss on securities                                        47,847

Net realized and unrealized gain (loss)                   64,252

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                $   65,696
                                                      ----------

The  accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

In thousands

                                                           Year
                                                          Ended
                                                       12/31/00       12/31/99

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                     $      1,444   $        942
  Net realized gain (loss)                               16,405         12,937
  Change in net unrealized gain or loss                  47,847        (11,122)

  Increase (decrease) in net
  assets from operations                                 65,696          2,757

Distributions to shareholders
  Net investment income                                  (1,309)          (960)
  Net realized gain                                      (7,984)        (8,164)
  Decrease in net assets from distributions              (9,293)        (9,124)

Capital share transactions *
  Shares sold                                           245,182         69,449
  Distributions reinvested                                8,931          8,796
  Shares redeemed                                      (132,506)      (137,124)

  Increase (decrease) in net assets from capital
  share transactions                                    121,607        (58,879)

Net Assets

Increase (decrease) during period                       178,010        (65,246)
Beginning of period                                     159,031        224,277

End of period                                      $    337,041   $    159,031
                                                   ------------   ------------

*Share information
  Shares sold                                            13,070          4,049
  Distributions reinvested                                  434            567
  Shares redeemed                                        (7,604)        (8,082)

  Increase (decrease) in shares outstanding               5,900         (3,466)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------
                                                               December 31, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation -- Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other -- Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $218,984,000 and $132,672,000, respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------

     Undistributed net investment income                       $     (64,000)
     Undistributed net realized gain                                (725,000)
     Paid-in-capital                                                 789,000

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $268,531,000. Net unrealized gain aggregated $74,909,000 at period-end, of which $75,655,000 related to appreciated investments and $746,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $174,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $466,000 for the year ended December 31, 2000, of which $45,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $1,013,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Financial Services Fund
--------------------------------------------------------------------------------

Report of Independent Accountants

To the Board of Directors and Shareholders of
T. Rowe Price Financial Services Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 19, 2001


Tax Information (Unaudited) for the Tax Year Ended 12/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o    $3,183,000 from short-term capital gains,

     o $5,526,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $2,242,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your
existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F17-050  12/31/00